Exhibit 21.1

Subsidiaries of the Company
(as of November 30, 2023)

Name of Subsidiary	Jurisdiction of Organization
ABC Consulting S.A.	Argentina
Beijing Jumeng Technology Development Ltd.	China
Bin Call Services Joint Stock Company	Turkey
BPO Consulting S.A.C.	Peru
BPO Holdco B.V.	Netherlands
CCPG Amsterdam B.V.	Netherlands
CCPG Utrecht B.V.	Netherlands
Chongqing Jumeng Technologies Development Ltd.	China
CNX Services Jamaica Limited	Jamaica
CNXC Services Curaçao B.V.	Curacao
Concentrix (Canada) Limited	Canada
Concentrix (Suzhou) Information Consulting Co., Ltd.	China
Concentrix Beteiligungen GmbH	Germany
Concentrix Brazil Outsourcing of Processes, Administrative Services and Technologies to Enterprise Ltda.	Brazil
Concentrix Business Services UK Limited	United Kingdom
Concentrix Catalyst Canada, Inc.	Canada
Concentrix Catalyst Co., Ltd	Japan
Concentrix Catalyst FZCO	United Arab Emirates
Concentrix Catalyst Holdings Pty Ltd	Australia
Concentrix Catalyst LTD	United Kingdom
Concentrix Catalyst MX Holdings LLC	Delaware, United States
Concentrix Catalyst Pte. Ltd.	Singapore
Concentrix Catalyst Pty. Ltd.	Australia
Concentrix Catalyst Technologies Private Limited	India
Concentrix Catalyst Technology Mexico, S.A. de C.V.	Mexico
Concentrix Catalyst USA Holdings, LLC	Nevada, United States
Concentrix Costa Rica, S.A.	Costa Rica
Concentrix CRM Services Germany GmbH	Germany
Concentrix CRM Services Hungary Kft v.a.	Hungary
Concentrix CRM Services UK Limited	United Kingdom
Concentrix CVG (Mauritius) Ltd	Mauritius
Concentrix CVG Brite Voice Systems, LLC	Kansas, United States
Concentrix CVG CMG Canada ULC	Canada
Concentrix CVG CMG Insurance Services LLC	Utah, United States
Concentrix CVG CMG UK Limited	United Kingdom
Concentrix CVG Contact Tunisie S.A.R.L.	Tunisia
Concentrix CVG Corporation	Delaware, United States
Concentrix CVG Customer Management Australia Pty. Ltd.	Australia
Concentrix CVG Customer Management Colombia S.A.S.	Colombia
Concentrix CVG Customer Management Delaware LLC	Delaware, United States
Concentrix CVG Customer Management Group Canada Holding Inc.	Delaware, United States

Concentrix CVG Customer Management Group Inc.	Ohio, United States
Concentrix CVG Customer Management International Inc.	Ohio, United States
Concentrix CVG Delaware Inc.	Delaware, United States
Concentrix CVG Delaware International Inc.	Delaware, United States
Concentrix CVG Egypt Limited Liability Company	Egypt
Concentrix CVG France S.A.R.L.	France
Concentrix CVG Funding Inc.	Kentucky, United States
Concentrix CVG Global Services - AZ, Inc.	Arizona, United States
Concentrix CVG Global Services El Salvador, S.A. de C.V.	El Salvador
Concentrix CVG Global Services Honduras, S.A.	Honduras
Concentrix CVG Global Services Hong Kong Limited	Hong Kong
Concentrix CVG Government Solutions LLC	Ohio, United States
Concentrix CVG Group Limited	United Kingdom
Concentrix CVG Holding LLC	Delaware, United States
Concentrix CVG Intelligent Contact Limited	United Kingdom
Concentrix CVG International Holding B.V.	Netherlands
Concentrix CVG International Nordic AB	Sweden
Concentrix CVG International sp. z o.o.	Poland
Concentrix CVG Ireland Contact Services Limited	Ireland
Concentrix CVG Ireland Limited	Ireland
Concentrix CVG Italy S.R.L.	Italy
Concentrix CVG LLC	Texas, United States
Concentrix CVG Malaysia (Philippines) Sdn. Bhd.	Malaysia
Concentrix CVG Malaysia Sdn. Bhd.	Malaysia
Concentrix CVG Philippines, Inc.	Philippines
Concentrix CVG Pte. Ltd.	Singapore
Concentrix CVG Services Denmark ApS	Denmark
Concentrix CVG Services Singapore Pte. Ltd.	Singapore
Concentrix CVG Servicios Informáticos, SL	Spain
Concentrix CVG Singapore Holdings Pte. Ltd.	Singapore
Concentrix CVG Singapore Holdings Pte. Ltd. ROHQ	Philippines
Concentrix CVG South Africa (Pty) Ltd	South Africa
Concentrix CVG Tunisie BPO S.A.R.L.	Tunisia
Concentrix CVG Tunisie S.A.R.L.	Tunisia
Concentrix CX (Thailand) Co., Ltd	Thailand
Concentrix CX Australia Pty Ltd	Australia
Concentrix CX UK Limited	United Kingdom
Concentrix Daksh Services India Private Limited	India
Concentrix Daksh Services Philippines Corporation	Philippines
Concentrix Digital Services Limited	United Kingdom
Concentrix Duisburg GmbH	Germany
Concentrix Düsseldorf GmbH	Germany
Concentrix Europe Limited	United Kingdom
Concentrix Frankfurt a. M. GmbH	Germany
Concentrix Free Trade Zone, S.A.	Costa Rica

Concentrix Gera GmbH	Germany
Concentrix Global Services GmbH	Germany
Concentrix Halle GmbH	Germany
Concentrix Healthcare Services LLC	Delaware, United States
Concentrix HK Limited	Hong Kong
Concentrix International Europe B.V.	Netherlands
Concentrix International GmbH	Germany
Concentrix International Services Europe B.V.	Netherlands
Concentrix Investment Holdings B.V.	Netherlands
Concentrix Investment Holdings Singapore 1 Pte. Ltd.	Singapore
Concentrix Investment Holdings Singapore 2 Pte. Ltd	Singapore
Concentrix Investment Holdings Singapore 3 Pte.Ltd.	Singapore
Concentrix Investments Europe B.V.	Netherlands
Concentrix Legal Services Co., Ltd.	Vietnam
Concentrix Leipzig GmbH	Germany
Concentrix Management Holding GmbH & Co. KG	Germany
Concentrix Mexico, S. de R.L. de C.V.	Mexico
Concentrix Münster GmbH	Germany
Concentrix NewHK Limited	Hong Kong
Concentrix Nicaragua S.A.	Nicaragua
Concentrix Osnabrück GmbH	Germany
Concentrix Receivables, Inc.	Delaware, United States
Concentrix Rechenzentrum GmbH	Germany
Concentrix Romania S.R.L.	Romania
Concentrix Schwerin GmbH	Germany
Concentrix Services (Dalian) Co., Ltd.	China
Concentrix Services (Georgia) LLC	Georgia
Concentrix Services (Germany) GmbH	Germany
Concentrix Services (Ireland) Limited	Ireland
Concentrix Services (Netherlands) B.V.	Netherlands
Concentrix Services (New Zealand) Limited	New Zealand
Concentrix Services (Saudi Arabia) Corporation LLC	Saudi Arabia
Concentrix Services (Singapore) Pte. Ltd.	Singapore
Concentrix Services (Thailand) Co., Ltd.	Thailand
Concentrix Services (Uruguay) S.A.	Uruguay
Concentrix Services Albania SHPK	Albania
Concentrix Services B.V.	Netherlands
Concentrix Services Bulgaria EOOD	Bulgaria
Concentrix Services Ghana LTD	Ghana
Concentrix Services GmbH	Germany
Concentrix Services Greece S.M.S.A.	Greece
Concentrix Services Holdco (Netherlands) B.V.	Netherlands
Concentrix Services Hungary Kft.	Hungary
Concentrix Services India Private Limited	India
Concentrix Services Korea Limited	South Korea

Concentrix Services Kosovo LLC	Kosovo
Concentrix Services LLC	Croatia
Concentrix Services Mexico, S.A. de C.V.	Mexico
Concentrix Services Philippines, Inc.	Philippines
Concentrix Services Portugal, Sociedade Unipessoal, LDA	Portugal
Concentrix Services Pty Ltd	Australia
Concentrix Services Slovakia s.r.o.	Slovakia
Concentrix Services UK Limited	United Kingdom
Concentrix Services US, Inc.	Delaware, United States
Concentrix Software Technologies (HK) Limited	Hong Kong
Concentrix Solutions Corporation	New York, United States
Concentrix SREV Bulgaria EOOD	Bulgaria
Concentrix SREV Delaware, Inc.	Delaware, United States
Concentrix SREV Europe Limited	Ireland
Concentrix SREV Europe UK Limited	United Kingdom
Concentrix SREV Japan G.K.	Japan
Concentrix SREV Malaysia SDN. BHD.	Malaysia
Concentrix SREV Philippines, Inc.	Philippines
Concentrix SREV Singapore Pte. Ltd	Singapore
Concentrix SREV, Inc.	Delaware, United States
Concentrix Technologies (India) Private Limited	India
Concentrix Technologies Services (Canada) Limited	Canada
Concentrix Verwaltungs GmbH	Austria
Concentrix VN Technologies Services Company Limited	Vietnam
Concentrix Wuppertal GmbH	Germany
Convergys Holdings (GB) Limited	United Kingdom
Convergys Holdings (UK) Limited	United Kingdom
Convergys India Services Private Limited	India
Convergys International Inc.	Delaware, United States
Customer Contact Management Group B.V.	Netherlands
Customer Contact Performance Group B.V.	Netherlands
Dalglen (No 823) Limited	United Kingdom
Dalian Jumeng Information Services Ltd.	China
Dalian Jumeng Technologies Development Ltd.	China
Direct Medica Iberica S.L.	Spain
DMHP Direct Medica Portugal, LDA	Portugal
Encore Receivable Management, Inc.	Kansas, United States
eTelecare Philippines, Inc.	Philippines
Experts Colombia SAS	Colombia
EXQ Service LLC	Kosovo
Foshan Jumeng Information Technology Service Co., Ltd.	China
Getcom Colombia SAS	Colombia
Getcom International SA de CV	El Salvador
Getcom Servicios SAS	Colombia
Go Beyond Services Limited	United Kingdom

Gobeyond Partners	France
Gobeyond Partners Asia Limited	Hong Kong
Grupo Services SA	Brazil
Guiyang Jumeng Technology Development Ltd.	China
Intervoice Acquisition Subsidiary, Inc.	Nevada, United States
Intervoice GmbH	Germany
Intervoice GP, Inc.	Nevada, United States
Intervoice Limited	United Kingdom
Intervoice Limited Partnership	Nevada, United States
Intervoice LP, Inc.	Nevada, United States
Inversiones Xperts Guatemala SA	Guatemala
Invires GmbH	Germany
IQ-to-Link GmbH	Germany
Japan Concentrix KK	Japan
Kayni.com S.A.C.	Peru
KeepAppy Limited	Ireland
Les Services Webhelp Inc.	Canada
Marnix French ParentCo SAS	France
Marnix French TopCo SAS	France
Marnix Lux SA	Grand Duchy of Luxembourg
Marnix SAS	France
Med-to-Med	France
Minacs Mexico, S. de R.L. de C.V.	Mexico
MindMagnet Plus SRL	Romania
Netino	France
Netino Madagascar	Madagascar
OEE Consulting Limited	United Kingdom
Onelink BPO SA	Nicaragua
Onelink Guatemala SA	Guatemala
Onelink International SAS	Colombia
Onelink Mexico SA de CV	Mexico
Onelink SA de CV	El Salvador
Onelink SAS	Colombia
Onelink Servicios SA de CV	Mexico
Onelink Solutions Guatemala SA	Guatemala
OSYRIS S.à r.l.	Grand Duchy of Luxembourg
Patientys	France
Pitech Plus SA	Romania
PT Concentrix Services Indonesia	Indonesia
PT Convergys Customer Management Indonesia	Indonesia
RH-T SA de CV	El Salvador
Righthead GmbH	Germany
Righthead-Empresa de Trabalho Temporario Lda	Portugal
SCGS (Malaysia) Sdn. Bhd.	Malaysia
Sellbytel Group Puerto Rico LLC	Puerto Rico

Sellbytel Group Tunisie S.à r.l	Tunisia
Sellbytel Marketing Services India Private Limited	India
Serco Global Services South Africa Proprietary Limited	South Africa
Services Assessoria Digital Ltda	Brazil
Services Tech Experience Inovaçao e technologia em relacionamento Ltda	Brazil
ServiceSource International Hong Kong Limited	Hong Kong
SGS Holdings, Inc.	Delaware, United States
Shenzhen Shunrong Telecommunication Technologies Ltd	China
Sichuan 86Bridge Information Technology Ltd.	China
Solvencia	France
Stacelet Holding B.V.	Netherlands
Stream Florida Inc.	Delaware, United States
Stream Global Services, Inc.	Delaware, United States
Stream Holdings Corporation	Delaware, United States
Suzhou Ke Wei Xun Information Services Co., Ltd.	China
Teknofix Telecomunication and Information Services Joint Stock Company	Turkey
Telecats B.V.	Netherlands
Telecom Services Centres Limited	United Kingdom
Telenamic N.V.	Suriname
Tetel SA de CV	El Salvador
The Global Email Trustee Limited	United Kingdom
Tigerspike FZ-LLC	United Arab Emirates
Tigerspike Products Pte. Ltd.	Singapore
Transactel Honduras SA	Honduras
UAB Webhelp LT	Lithuania
Velami Holdings Corporation	Philippines
Vietnam Concentrix Services Company Limited	Vietnam
W Automobile Services	France
WCS	France
Webhelp (Suzhou) Information Technology Co. Ltd	China
Webhelp (Thailand) Co. Ltd	Thailand
Webhelp Afrique	Morocco
Webhelp Agadir	Morocco
Webhelp Albania Shpk	Albania
Webhelp Algérie	Algeria
Webhelp Americas LLC	United States
Webhelp Arabia Telecommunication Company LLC	Saudi Arabia
Webhelp Australia Pty Ltd	Australia
Webhelp Austria GmbH	Austria
Webhelp Benin SAS	Benin
Webhelp BH d.o.o. Sarajevo	Bosnia-Herzegovina
Webhelp Brasil Participaçoes LTDA	Brazil
Webhelp Bulgaria EOOD	Bulgaria
Webhelp Business Consulting (Shanghai) Co. Ltd	China
Webhelp Caen	France

Webhelp California Inc.	United States
Webhelp Call Center and Customer Service Joint Stock Company	Turkey
Webhelp Colombia SAS	Colombia
Webhelp Company Severna	North Macedonia
Webhelp Compiègne	France
Webhelp Conseil	France
Webhelp Contact Center	Morocco
Webhelp Cote d'Ivoire	Ivory Coast
Webhelp d.o.o. Beograd	Serbia
Webhelp Denmark AS	Denmark
Webhelp Deutschland GmbH	Germany
Webhelp Egypt LLC	Egypt
Webhelp Enterprise B.V.	Netherlands
Webhelp Enterprise Sales Solutions Czech Republic s.r.o.	Czech Republic
Webhelp Enterprise Sales Solutions Italy S.r.l.	Italy
Webhelp Fès	Morocco
Webhelp Finland OY	Finland
Webhelp Fontenay Le Comte	France
Webhelp France	France
Webhelp Ghana Ltd	Ghana
Webhelp Gray	France
Webhelp GRC	Morocco
Webhelp Hellas Business Entreprise Sales SMLTD	Greece
Webhelp Holding Germany GmbH	Germany
Webhelp Human Resources Consultancy and Support Services Joint Stock Company	Turkey
Webhelp India Private Limited	India
Webhelp International Development Sprl	Belgium
Webhelp Israel Ltd	Israel
Webhelp IT Services AB	Sweden
Webhelp Japan KK	Japan
Webhelp Kosovo L.L.C.	Kosovo
Webhelp KYC Services	France
Webhelp L.L.C. (Jordan)	Jordan
Webhelp Latvia SIA	Latvia
Webhelp Lisbon, Unipessoal LDA	Portugal
WEBHELP LOGBOX USA INC	United States
Webhelp Madagascar	Madagascar
Webhelp Malaga SLU	Spain
Webhelp Malaysia Sdn. Bhd.	Malaysia
Webhelp Management Service (UK) Limited	United Kingdom
Webhelp Maroc	Morocco
Webhelp Marrakech	Morocco
Webhelp Medica	France
Webhelp Medica Customer Expérience	France
Webhelp Medica UK Limited	United Kingdom

Webhelp Meknès	Morocco
Webhelp Mexico, S. de R.L. de C.V.	Mexico
Webhelp Montceau	France
Webhelp Multimedia	Morocco
Webhelp Nederland B.V.	Netherlands
Webhelp Netherlands Holding B.V.	Netherlands
Webhelp New Generation Lisbon Unipessoal Lda	Portugal
Webhelp Norte	Portugal
Webhelp Norway AS	Norway
Webhelp Norway Consulting AS	Norway
Webhelp O2C Holding	France
Webhelp Oeiras, Unipessoal Lda	Portugal
Webhelp Oü	Estonia
Webhelp Payment Services Benelux	Belgium
Webhelp Payment Services Deutschland	Germany
Webhelp Payment Services Espana S.A.	Spain
Webhelp Payment Services France	France
Webhelp Payment Services Italia	Italy
Webhelp Payment Services UK Ltd	United Kingdom
Webhelp Perù S.A.C.	Peru
Webhelp Philippines, Inc.	Philippines
Webhelp Poland Sp. z o.o.	Poland
Webhelp Prestations	France
Webhelp Romania SRL	Romania
Webhelp S.A.S.	France
Webhelp SA Outsourcing Proprietary Limited	South Africa
Webhelp SAS, Sucursal en Espana	Spain
Webhelp Schweiz AG	Switzerland
Webhelp Sénégal SAS	Senegal
Webhelp Services	Morocco
Webhelp SFIA	France
Webhelp SIA	Latvia
Webhelp Singapore Pte. Ltd.	Singapore
Webhelp Slovakia S.r.o.	Slovakia
Webhelp South Korea Co. Ltd	South Korea
Webhelp Spain Business Process Outsourcing S.L.	Spain
Webhelp Spain Holding S.L.U.	Spain
Webhelp Sun Holding GmbH	Germany
Webhelp Suriname N.V.	Suriname
Webhelp Sweden AB	Sweden
Webhelp Technopolis	Morocco
Webhelp UK Holdings Limited	United Kingdom
Webhelp UK Trading Limited	United Kingdom
Webhelp University France	France
Webhelp University Maroc	Morocco

Webhelp US LLC	United States
Webhelp USA Group Inc	United States
Webhelp USA LLC	United States
Webhelp Vitré	France
WGE	France
WH Abidjan Le Workshop	Ivory Coast
WH Sun Portugal Lda	Portugal
WowHoldCo SAS	France
WPS Technology	France
WTG	France
Xi'an Jumeng Technologies Development Ltd	China
Xperts Nicaragua SA	Nicaragua